UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2015

BIG 5 SPORTING GOODS CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-49850	95-4388794
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2525 East El Segundo Boulevard, El Segundo, California	90245
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 536-0611

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (7 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01. Other Events.

On January 30, 2015, Big 5 Sporting Goods Corporation sent a letter to Dominic DeMarco, a member of its Board of Directors, in response to a letter sent by Mr. DeMarco to Big 5 Sporting Goods Corporation on January 21, 2015. (Mr. DeMarco’s letter was included as Exhibit 99.D to Amendment No. 6 to Schedule 13D filed by Stadium Capital Management LLC with the Securities and Exchange Commission on January 21, 2015.) This letter is included as Exhibit 99.1 to this Current Report on Form  8-K.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Letter from Big 5 Sporting Goods Corporation to Dominic DeMarco, dated January 30, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG 5 SPORTING GOODS CORPORATION
(Registrant)

Date: January 30, 2015

/s/ Steven G. Miller
Steven G. Miller
Chairman of the Board, President and Chief Executive Officer